     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2005

                                                     1933 ACT FILE NO. 033-23166
                                                     1940 ACT FILE NO. 811-05624

================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933                      /X/
                         PRE-EFFECTIVE AMENDMENT NO.                         / /

                        POST-EFFECTIVE AMENDMENT NO. 56                      /X/

                                     AND/OR

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940                 /X/

                                AMENDMENT NO. 57                             /X/

                                   ----------

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                           1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 548-7786
                                 AMY R. DOBERMAN
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                                   ----------

                                    COPY TO:

          CARL FRISCHLING, ESQ.                  STUART M. STRAUSS, ESQ.
   KRAMER LEVIN NAFTALIS & FRANKEL LLP           CLIFFORD CHANCE US LLP
       1177 AVENUE OF THE AMERICAS                 31 WEST 52ND STREET
        NEW YORK, NEW YORK 10036                NEW YORK, NEW YORK 10019

                                   ----------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                    / / immediately upon filing pursuant to paragraph (b)

                    /x/ on December 21, 2005 pursuant to paragraph (b)

                    / / 60 days after filing pursuant to paragraph (a)(1)

                    / / on (date) pursuant to paragraph (a)(1)

                    / / 75 days after filing pursuant to paragraph (a)(2)

                    / / on (date) pursuant to paragraph (a)(2) of rule 485.

[MORGAN STANLEY LOGO]

EXPLANATORY NOTE

     This Post-Effective Amendment No. 56 to the Registration Statement contains one Class A Shares and Class B Shares Prospectus and one Statement of Additional Information describing the International Growth Equity Portfolio, a new series of the Registrant (the "Applicable Series"). This Amendment is not intended to amend the prospectuses and statements of additional information of other series of the Registrant. The Registration Statement is organized as follows:

     Facing Page

     Prospectus relating to the Applicable Series

     Statement of Additional Information relating to the Applicable Series

     Part C Information

     Exhibits

MORGAN STANLEY INVESTMENT MANAGEMENT

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSTITUTIONAL FUND, INC.

INTERNATIONAL GROWTH EQUITY PORTFOLIO

THE INTERNATIONAL GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION, WITH A SECONDARY OBJECTIVE OF INCOME.


DECEMBER 21, 2005


PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                        PAGE
INVESTMENT SUMMARY
PORTFOLIO
International Growth Equity Portfolio                      1
Additional Risk Factors and Information                    3

FEES AND EXPENSES OF THE PORTFOLIO                         5
PRIOR PERFORMANCE OF SIMILAR FUND                          7
FUND MANAGEMENT                                            8
SHAREHOLDER INFORMATION                                    9
FINANCIAL HIGHLIGHTS                                      13
INTERNATIONAL GROWTH EQUITY PORTFOLIO                     13

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS INVESTMENT SUMMARY

INTERNATIONAL GROWTH EQUITY PORTFOLIO

OBJECTIVE

THE INTERNATIONAL GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION, WITH A SECONDARY OBJECTIVE OF INCOME.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

APPROACH

The Portfolio's Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

PROCESS


The Adviser generally seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions. The Adviser generally considers selling a portfolio security when a security no longer fits the Portfolio's investment criteria or has had a substantial decline within the Adviser's quantitative rankings, or when a more attractive opportunity elsewhere in the market has been identified.



While a substantial portion of the Portfolio's assets generally are invested in the developed countries of Europe and the Far East, the Portfolio may invest up to 15% of its assets in securities of issuers in developing or emerging market countries. The Portfolio may invest up to 20% of its assets in debt securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, structured investments and currency-related transactions involving options, futures contracts, forward contracts and swaps for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.



Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities of issuers from at least three different foreign countries. The Portfolio considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.


RISKS

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located in countries other than the United States, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

PAST PERFORMANCE

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

ADDITIONAL RISK FACTORS AND INFORMATION

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

FOREIGN INVESTING

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolio's securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

FOREIGN SECURITIES

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgements against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

EMERGING MARKET RISKS

The Portfolio may invest up to 15% of its assets in securities of issuers in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES AND OTHER INVESTMENTS

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

[SIDENOTE]

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIO. THE PORTFOLIO'S INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH IS INCORPORATED BY REFERENCE AND LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

RISKS OF DERIVATIVES

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

INVESTMENT DISCRETION

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS FEES AND EXPENSES OF THE PORTFOLIO

FEES AND EXPENSES OF THE PORTFOLIO


SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a % of the amount redeemed)+                                           2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)
ADVISORY FEES*
Class A                                                                                   0.75%
Class B                                                                                   0.75%
12b-1 FEE
Class A                                                                                   NONE
Class B                                                                                   0.25%
OTHER EXPENSES(1)
Class A                                                                                   0.42%
Class B                                                                                   0.42%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
Class A                                                                                   1.17%
Class B                                                                                   1.42%


+ Payable to the Portfolio on shares redeemed within 30 days of purchase. See "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

(1)  "Other Expenses" are estimated for the current fiscal year.

* This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.

     In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual portfolio operating expenses. If these expenses were included, the Portfolio's total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

[SIDENOTE]

THE COMMISSION REQUIRES THAT THE FUND DISCLOSE IN THIS TABLE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE PORTFOLIO. THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES IN THE TABLE DO NOT REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS FROM THE ADVISER, WHICH ARE DESCRIBED IN THE FOOTNOTES.

EXAMPLE


                                                                   1 YEAR     3 YEARS
-------------------------------------------------------------------------------------
Class A                                                             $ 119      $ 372
Class B                                                             $ 145      $ 449


[SIDENOTE]

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE EQUAL TO THE AMOUNTS REFLECTED IN THE TABLE TO THE RIGHT.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         PRIOR PERFORMANCE OF SIMILAR FUND

PRIOR PERFORMANCE OF SIMILAR FUND


Because the Portfolio was recently organized, it has no historical performance to report. However, the Portfolio is modeled after an existing fund, the Van Kampen International Growth Fund, a series of Van Kampen Equity Trust II, which is managed by the same portfolio managers as the Portfolio at an affiliate of the Adviser and has investment objectives, policies and strategies substantially similar to those of the Portfolio. On December 16, 2005, the Van Kampen International Growth Fund acquired all of the assets and liabilities of the 1838 International Equity Fund (the "Predecessor Fund") in exchange for shares of the Van Kampen International Growth Fund. The current portfolio managers of the Portfolio and the Van Kampen International Growth Fund were the portfolio managers primarily responsible for the day-to-day management of the Predecessor Fund.


The following table shows the average annual total returns for the Van Kampen International Growth Fund for the one and five year and since inception periods ended December 31, 2004 (which reflects the performance of the Predecessor Fund as described in footnote * below). Remember that past performance is not indicative of future performance. The Van Kampen International Growth Fund is a separate fund and its historical performance is not indicative of the present or future performance of the Portfolio. The Portfolio's future performance may be greater or less than the performance of the Van Kampen International Growth Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.

      AVERAGE ANNUAL TOTAL RETURNS
      for the Periods Ended December 31, 2004


                                                                       PAST        PAST      SINCE
                                                                   ONE YEAR  FIVE YEARS  INCEPTION
      VAN KAMPEN INTERNATIONAL GROWTH FUND -- CLASS I SHARES*
      Return Before Taxes                                             21.02%      -1.22%      7.02%**
      Return After Taxes on Distributions                             21.02%      -1.71%      6.21%**
      Return After Taxes on Distributions and Sale of Fund Shares     13.66%      -1.22%      5.78%**



* Performance shown for the Van Kampen International Growth Fund's Class I Shares reflects the performance of the shares of the Predecessor Fund.
**   Return information is provided since 8/3/95.

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of November 30, 2005, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management with approximately $231.8 billion in institutional assets.

ADVISORY FEE


Pursuant to an investment advisory agreement between the Adviser and the Fund, on behalf of the Portfolio (the "Investment Advisory Agreement"), the Adviser is entitled to receive from the Portfolio the following advisory fee: 0.75% of the portion of the daily net assets not exceeding $1 billion and 0.70% of the portion of the daily net assets exceeding $1 billion.


PORTFOLIO MANAGEMENT


The Portfolio's assets are managed within the Adviser's International Growth team. The International Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Johannes B. van den Berg, a Managing Director of the Adviser, and David Sugimoto, an Executive Director of the Adviser.

Mr. van den Berg has been affiliated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio in December 2005. Prior to July 2005, he was Managing Director and portfolio manager of 1838 Investment Advisors. Mr. Sugimoto has been affiliated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio in December 2005. Prior to July 2005, he was a Director and portfolio manager of 1838 Investment Advisors.

Mr. van den Berg is the lead manager of the Portfolio, and is responsible for the execution of the overall strategy of the Portfolio.


The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of Portfolio shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Statement of Additional Information.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business (the "Pricing Time").

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, and remains below the minimum initial investment amount for 60 consecutive days, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

INITIAL PURCHASE BY MAIL

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE

You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO JPMORGAN IN ADVANCE OF THE WIRE. NOTIFICATION MUST BE GIVEN TO JPMORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

JPMORGAN CHASE BANK

270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)
Please call the Fund at 1-800-548-7786 prior to wiring funds.

ADDITIONAL INVESTMENTS

You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

OTHER TRANSACTION INFORMATION

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Portfolio through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

EXCHANGE PRIVILEGE

You may exchange Portfolio shares for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to the Fund's Transfer Agent by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, exchanges and redemptions of Portfolio shares are described in the "Shareholder Information--How To Purchase Shares," "Shareholder Information--How To Redeem Shares" and "Shareholder Information--Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Portfolio by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2009, dividends that are attributable to "qualified dividends" (as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003) received by the Portfolio itself may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States, and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the Unites States). Dividends not attributable to "qualified dividends" received by the Portfolio itself, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2009, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after January 1, 2009. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY

Focus Equity Portfolio
Large Cap Relative Value Portfolio

Large Cap Value Portfolio+
MicroCap Portfolio+
Small Company Growth Portfolio**
U.S. Equity Plus Portfolio+

U.S. Large Cap Growth Portfolio
U.S. Real Estate Portfolio


GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio**
International Growth Equity Portfolio
International Magnum Portfolio
International Real Estate Portfolio
International Small Cap Portfolio**

FIXED INCOME
Emerging Markets Debt Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

 ** Portfolio is currently closed to new investors with certain exceptions
  + Portfolio is not operational

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

No financial information is presented for the Portfolio because the Portfolio had not commenced operations as of the date of this Prospectus.

                              MORGAN STANLEY INSTITUTIONAL FUND, INC. PROSPECTUS ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

In addition to this Prospectus, the Portfolio has a Statement of Additional Information ("SAI"), dated December 21, 2005, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund will publish annual and semi-annual reports ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's annual report, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports, when available, without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.


                      INTERNATIONAL GROWTH EQUITY PORTFOLIO
                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 21, 2005


     Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no load mutual fund consisting of 24 portfolios offering a variety of investment alternatives. Of the 24 portfolios, seven are not operational. This Statement of Additional Information ("SAI") sets forth information about the Fund applicable to the International Growth Equity Portfolio (the "Portfolio").


     This SAI is not a prospectus, but should be read in conjunction with the Portfolio's prospectus dated December 21, 2005, as it may be supplemented from time to time, which may be obtained by calling the Fund at 1-800-548-7786.


     The Portfolio offers Class A and Class B shares.


TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Investment Policies and Strategies                                            1
Investment Limitations                                                       24
Disclosure of Portfolio Holdings                                             25
Purchase of Shares                                                           28
Redemption of Shares                                                         30
Account Policies and Features                                                32
Management of the Fund                                                       33
Investment Advisory and Other Services                                       42
Distribution of Shares                                                       47
Brokerage Practices                                                          48
General Information                                                          49
Taxes                                                                        50
Control Persons and Principal Holders of Securities                          55
Performance Information                                                      55
Financial Statements                                                         55
Appendix A Descripton of Ratings                                            A-1


                       INVESTMENT POLICIES AND STRATEGIES

     This SAI provides additional information about the investment policies and operations of the Fund and the Portfolio. Morgan Stanley Investment Management Inc. (the "Adviser" or "MSIM") acts as investment adviser to the Portfolio.

     The following table summarizes the permissible strategies and investments for the Portfolio. This table should be used in conjunction with the investment summaries for the Portfolio contained in the Prospectus in order to provide a more complete description of the Portfolio's investment policies.

EQUITY SECURITIES:
  Common Stocks                                                                       /X/
  Depositary Receipts                                                                 /X/
  Preferred Stocks                                                                    /X/
  Rights                                                                              /X/
  Warrants                                                                            /X/
  IPOs                                                                                /X/
  Convertible Securities                                                              /X/
  Limited Partnerships                                                                /X/
  Investment Company Securities                                                       /X/
  Real Estate Investing                                                               /X/
  --REITs                                                                             /X/
  --Specialized Ownership Vehicles                                                    /X/

FIXED INCOME SECURITIES:
  High Yield Securities
  U.S. Government Securities                                                          /X/
  Agencies                                                                            /X/
  Corporates                                                                          /X/
  Money Market Instruments                                                            /X/
  Cash Equivalents                                                                    /X/
  Mortgage Related Securities                                                         /X/
  Repurchase Agreements                                                               /X/
  Municipals
  Asset-Backed Securities
  Loan Participations and Assignments
  Temporary Investments                                                               /X/
  Zero Coupons, Pay-In-Kind Securities
    or Deferred Payment Securities                                                    /X/
  When-Issued and Delayed Delivery Securities                                         /X/
  Eurodollar and Yankee Dollar
    Obligations                                                                       /X/

FOREIGN INVESTMENT:
  Foreign Equity Securities                                                           /X/
  Foreign Government Fixed Income Securities                                          /X/
  Foreign Corporate Fixed Income Securities                                           /X/
  Emerging Market Country Securities                                                  /X/
  Russian Equity Securities                                                           /X/
  Foreign Currency Transactions                                                       /X/
  Brady Bonds                                                                         /X/
  Investment Funds                                                                    /X/

OTHER SECURITIES:
  Lending Portfolio Securities                                                        /X/
  Non-Publicly Traded Securities, Private Placements and Restricted Securities        /X/
  Borrowing for Investment Purposes                                                   /X/
  Temporary Borrowing                                                                 /X/
  Reverse Repurchase Agreements
  Short Sales                                                                         /X/
  Structured Investments                                                              /X/

DERIVATIVES:
Forward Foreign Currency Exchange
  Contracts                                                                           /X/
  Futures Contracts                                                                   /X/
  Forward Contracts                                                                   /X/
  Options                                                                             /X/
  Swaps, Caps, Collars and Floors                                                     /X/

                               EQUITY SECURITIES

     Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

COMMON STOCKS. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "depositary receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs and other types of depositary receipts may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends they have many of the characteristics of a fixed-income security and are, therefore, included in both the definition of equity security and fixed-income security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolio may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. The Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

CONVERTIBLE SECURITIES. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of shares of common stock or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of equity security and fixed-income security.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds ("ETFs"). The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Portfolio may invest in investment company securities of investment companies managed by MSIM or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission (the "SEC"). To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

     EXCHANGE TRADED FUNDS. The Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio's investments.

REITs. The Portfolio may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults

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by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolio may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

                             FIXED INCOME SECURITIES

     Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

     Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (E.G., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

     Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

     Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

     Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

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     Spread risk is the potential for the value of the Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

     Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

INVESTMENT GRADE SECURITIES. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (E.G., AAA, AA, A or BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

U.S. GOVERNMENT SECURITIES. U.S. Government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

     ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

AGENCIES. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import

                                        6
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Bank of the United States, Farmers Home Administration, FHA, Maritime
Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

MATURITY AND DURATION MANAGEMENT. A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of the Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

     Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

CORPORATES. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

CASH EQUIVALENTS. Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

     The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and
(iii) in the case of foreign branches

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of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) The Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of their two highest categories, (E.G., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)   Repurchase agreements collateralized by the securities listed above.

     COMMERCIAL PAPER. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

     MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by Ginnie Mae, FHLMC or Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, the Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

     MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are

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supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA,
Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

     There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risk."

     Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. The Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

     Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

     Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts

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that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

     CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

     The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

     Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of

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the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

     CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

     In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit the Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is determined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, the Portfolio may invest in repurchase agreements backed by non-governmental collateral; the Portfolio may invest in repurchase agreements that are backed by money market instruments or high grade corporate bonds entered into only on an overnight basis and only with approved broker-dealers. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of the Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

     Pursuant to an order issued by the SEC, the Portfolio may pool its daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolio expects to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The Portfolio's participation in the income from jointly purchased repurchase agreements will be based on the Portfolio's percentage share in the total repurchase agreement. See also "Leverage Risk."

PREFERRED STOCKS. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks represent an ownership interest in the issuer they have many of the characteristics of an equity security and are, therefore, included in both the definition of fixed income security and equity security.

TEMPORARY INVESTMENTS. When the Adviser believes that changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

     ZERO COUPONS. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

     PAY-IN-KIND SECURITIES. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

     DEFERRED PAYMENT SECURITIES. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, the Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued or delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery or forward commitment basis. See also "Leverage Risk."

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolio may invest in Eurodollar and Yankee dollar obligations, which are fixed income securities. Eurodollar and Yankee dollar obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

     Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

                               FOREIGN INVESTMENT

     Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Portfolio may incur costs in connection with conversions between various currencies.

     Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

     The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investing in emerging markets may also expose the Portfolio to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

     In light of the risks described above, the Portfolio will not invest in the equity securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that the Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolio, to the extent it invests in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio also may manage its foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

     Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of the Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

     FOREIGN CURRENCY WARRANTS. The Portfolio may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

     Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

     Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

     Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.


INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. As a shareholder in an investment fund, the Portfolio would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Portfolio would continue to pay its own advisory and administration fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment funds.


                                OTHER SECURITIES


LENDING PORTFOLIO SECURITIES. The Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio employs an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services. The Portfolio will not lend more than 33 1/3% of the value of its total assets. The Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. When loaning securities, the Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

     As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the "1933 Act") ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. The Portfolio will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Portfolio's net asset value per share and net yield. The Portfolio expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. The Portfolio is permitted to borrow from banks in an amount up to 5% of its total assets for extraordinary or emergency purposes. For example, the Portfolio may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of the Portfolio to liquidate portfolio holdings.

     The Board of Directors of the Fund has approved procedures whereby the Portfolio together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. The Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.


SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on

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behalf of a broker until the Portfolio replaces the borrowed securities. The
Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. The Portfolio may invest in structured investments. Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index. Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured investments also may trade differently from their underlying securities. Structured investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of structured investments, making high volume trades possible only with discounting.

     Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of structured investments that the Portfolio may invest in. The Portfolio may invest in other structured investments, including those that may be developed in the future, to the extent that the structured investments are otherwise consistent with the Portfolio's investment objective and policies.

     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

     STRUCTURED NOTES. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), referenced bonds and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Portfolio will use structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

                                   DERIVATIVES

     The Portfolio is permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). The Portfolio will limit its use of forward foreign currency exchange contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

     The term hedging, generally, means that the Portfolio is using a derivative product as a way to reduce or limit risk. For example, the Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or the Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolio also may use certain complex hedging techniques. For example, the Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency exchange contracts or other derivative products for hedging purposes.

     The Portfolio may use derivative products under a number of different circumstances to further their investment objectives. For example, the Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. The Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolio also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by the Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

     The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

     Some of the derivative products in which the Portfolio may invest and some of the risks related thereto are described in further detail below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT. Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

     The Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

     The Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing foreign equity or bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

     Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"). They are traded through financial institutions acting as market-makers. By trading forward foreign currency exchange contracts, the Portfolio could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with them.

     Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

     Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When the Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract. See also "Leverage Risk."

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolio may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

     The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use forward foreign currency exchange contracts, which are separately discussed under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

     In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may use futures contracts, forward contracts and related options follow.

     The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

     The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge its holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolio may also use futures contracts to gain exposure to an entire market (E.G., stock index futures) or to control its exposure to changing foreign currency exchange rates.

     Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts. See also "Leverage Risk."

LIMITATIONS ON FUTURES CONTRACTS. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolio may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of the Portfolio's net assets which may be subject to a hedging position.

OPTIONS. The Portfolio may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

     The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

     The Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. The Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

     By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

     There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

     Swaps, caps, collars and floors are credit-intensive products. By entering into a swap transaction, the Portfolio bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies under the agreements related to the transaction.

     CREDIT DEFAULT SWAPS. The Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     The Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

     The Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio of the Fund will not:

       (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

       (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

       (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

       (4) with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

       (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

       (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

       (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

       (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

     In addition, the Portfolio has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. The Portfolio will not:

       (1) purchase on margin or sell short, except (i) that the Portfolio may from time to time sell securities short consistent with applicable legal requirements as stated in the Prospectus; (ii) that the Portfolio may enter into option transactions and futures contracts as described in the Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

       (2) invest in real estate limited partnership interests;

       (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the Prospectus) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder; and

       (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in an amount up to 5% of the value of the Portfolio's total assets (including, the amount borrowed less liabilities (other than borrowings)).

     The Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     - complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and


     - top 10 (or top 15) holdings monthly with a minimum 15 business day lag.


     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosure currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

     The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                INFORMATION DISCLOSED            FREQUENCY(1)                          LAG TIME
-----------------------------   -----------------------------   ----------------------   -------------------------------------------
SERVICE PROVIDERS
Institutional Shareholder       Complete portfolio holdings     Twice a month                               (2)
Services (ISS)
(proxy voting agent)(*)
FT Interactive Data Pricing     Complete portfolio holdings     As needed                                   (2)
Service Provider(*)
JP Morgan Investor              Complete portfolio holdings     As needed                                   (2)
Services Co. (*)
JP Morgan Chase Bank (*)        Complete portfolio holdings     As needed                                   (2)
JP Morgan Investor              Complete portfolio holdings     As needed                                   (2)
Services Company(*)

FUND RATING AGENCIES
Lipper(*)                       Complete portfolio holdings     Quarterly basis          Approximately 30 days after quarter end
Morningstar(**)                 Complete portfolio holdings     Quarterly basis          Approximately 30 days after quarter end
Standard & Poor's(*)            Complete portfolio holdings     Quarterly basis          Approximately 15 day lag
Investment Company              Top Ten portfolio holdings      Quarterly basis          Approximately 15 days after quarter end
Institute(**)

CONSULTANTS AND ANALYSTS
Americh Massena &               Top Ten and Complete            Quarterly basis(5)       Approximately 10-12 days after quarter end
Associates, Inc.(*)             portfolio holdings
Bloomberg(**)                   Complete portfolio holdings     Quarterly basis          Approximately 30 days after quarter end
Callan Associates(*)            Top Ten and Complete            Monthly and              Approximately 10-12 days after
                                portfolio holdings              quarterly basis,         month/quarter end
                                                                respectively(5)

Cambridge Associates(*)         Top Ten and Complete            Quarterly basis(5)       Approximately 10-12 days after quarter end
                                portfolio holdings
Citigroup(*)                    Complete portfolio holdings     Quarterly basis(5)       At least one day after quarter end

CTC Consulting, Inc.(**)        Top Ten and Complete            Quarterly basis          Approximately 15 days after quarter end and
                                portfolio holdings                                       approximately 30 days after quarter end,
                                                                                         respectively


NAME                                INFORMATION DISCLOSED            FREQUENCY(1)                          LAG TIME
-----------------------------   -----------------------------   ----------------------   -------------------------------------------
Evaluation Associates(*)        Top Ten and Complete            Monthly and quarterly    Approximately 10-12 days after
                                portfolio holdings              basis, respectively(5)   month/quarter end
Fund Evaluation Group(**)       Top Ten portfolio holdings(3)   Quarterly basis          At least 15 days after quarter end
Jeffrey Slocum &                Complete portfolio              Quarterly basis(5)       Approximately 10-12 days after quarter end
Associates(*)                   holdings(4)
Hammond Associates(**)          Complete portfolio              Quarterly basis          At least 30 days after quarter end
                                holdings(4)
Hartland & Co.(**)              Complete portfolio              Quarterly basis          At least 30 days after quarter end
                                holdings(4)
Hewitt Associates(*)            Top Ten and Complete            Monthly and quarterly    Approximately 10-12 days after
                                portfolio holdings              basis, respectively(5)   month/quarter end
Mobius(**)                      Top Ten portfolio holdings(3)   Monthly basis            At least 15 days after month end
Nelsons(**)                     Top Ten holdings(3)             Quarterly basis          At least 15 days after quarter end
Prime Buchholz &                Complete portfolio              Quarterly basis          At least 30 days after quarter end
Associates, Inc.(**)            holdings(4)
PSN(**)                         Top Ten holdings(3)             Quarterly basis          At least 15 days after quarter end
PFM Asset Management            Top Ten and Complete            Quarterly basis(5)       Approximately 10-12 days after quarter
LLC(*)                          portfolio holdings                                       end
Russell Investment Group/       Top Ten and Complete            Monthly and              At least 15 days after month end and at
Russell/Mellon Analytical       portfolio holdings              quarterly basis          least 30 days after quarter end,
Services, Inc.(**)                                                                       respectively Approximately 10-12 days after
Stratford Advisory Group,       Top Ten portfolio holdings(6)   Quarterly basis(5)       quarter end
Inc.(*)
Thompson Financial(**)          Complete portfolio              Quarterly basis          At least 30 days after quarter end
                                holdings(4)
Watershed Investment            Top Ten and Complete            Quarterly basis(*)       Approximately 10-12 days after quarter end
Consultants, Inc.(*)            portfolio holdings
Yanni Partners(**)              Top Ten portfolio holdings(3)   Quarterly basis          At least 15 days after quarter end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                     Complete portfolio holdings     Daily                    One day


----------
 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (5) This information will also be provided upon request from time to time.

 (6) Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material nonpublic information.

     As set forth above, in no instance may the Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

       (a) The PHRC, which will consist of executive officers of the Fund and the Adviser, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

       (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

       (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; Morgan Stanley Co. Incorporated, as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.


       (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


       (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                               PURCHASE OF SHARES

     You may purchase shares of the Portfolio on any day the New York Stock Exchange ("NYSE") is open. The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. The net asset value per share of the Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time).

MINIMUM INVESTMENT

     The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares. These minimums may be waived at the Adviser's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by the Adviser and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley Distribution, Inc. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

     You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolio by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and JPMorgan Chase Bank ("JPMorgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

       1. Complete and sign an Account Registration Form and mail it to the address shown thereon.

       2. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

       3. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

     JPMorgan Chase Bank
     270 Park Avenue
     New York, New York 10017
     ABA# 021000021
     DDA# 910-2-733293
     Attn: Morgan Stanley Institutional Fund, Inc.
     Subscription Account
     Ref: (Portfolio name, your account number, your account name, your confirmation number)
     Please call the Fund at 1-800-548-7786 prior to wiring funds.

     When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- International Growth Equity Portfolio" to:

     Morgan Stanley Institutional Fund, Inc.
     c/o JPMorgan Investor Services Co.
     P.O. Box 182913
     Columbus, OH 43218-2913

     The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of the Portfolio determined on the next business day after receipt.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under "Federal Funds Wire" above.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of the Portfolio falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000 for a continuous 60-day period, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of the Portfolio increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000, because of shareholder redemption(s), and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

                              REDEMPTION OF SHARES

     The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

     Class A and Class B shares of the Portfolio may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See the Prospectus for additional information about redeeming shares of the Portfolio.


METHODS OF REDEMPTION

     You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. The Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., P.O. Box 182913, Columbus, Ohio 43218-2913 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., 3435 Stelzer Road, Columbus, Ohio 43219.

     "Good order" means that the request to redeem shares must include the following:

       1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

       2. Any required signature guarantees; and

       3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

     Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

     The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

     To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES

TRANSFER OF SHARES

     Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of the Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

VALUATION OF SHARES

     The net asset value per share of a class of shares of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of the Portfolio. Net asset value per share of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

     In the calculation of the Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

     Certain of the Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Board consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by MSIA (the "Retail Funds"). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent Directors" of the Fund. The other two Directors (the "Management Directors") are affiliated with the Adviser.

     The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2004) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                             POSITION(S)   LENGTH OF                                   COMPLEX               OTHER
NAME, AGE AND ADDRESS OF      HELD WITH      TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY         DIRECTORSHIPS
INDEPENDENT DIRECTOR         REGISTRANT    SERVED(1)     DURING PAST 5 YEARS(2)       DIRECTOR          HELD BY DIRECTOR
--------------------------   -----------   ---------    -------------------------   -------------   -------------------------
Michael Bozic (64)           Director      Since        Private investor;                198        Director of various
c/o Kramer Levin                           July 2003    Director or Trustee of                      business organizations.
Naftalis & Frankel LLP                                  the Retail Funds (since
Counsel to the Independent                              April 1994) and the
Directors                                               Institutional Funds
1177 Avenue of the                                      (since July 2003);
Americas                                                formerly Vice Chairman
New York, NY 10036                                      of Kmart Corporation
                                                        (December 1998-
                                                        October 2000), Chairman
                                                        and Chief Executive
                                                        Officer of Levitz
                                                        Furniture Corporation
                                                        (November 1995-November
                                                        1998) and President and
                                                        Chief Executive Officer
                                                        of Hills Department
                                                        Stores (May 1991-July
                                                        1995); formerly variously
                                                        Chairman, Chief
                                                        Executive Officer,
                                                        President and Chief
                                                        Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of
                                                        Sears, Roebuck & Co.

Edwin J. Garn (73)           Director      Since        Consultant; Director or          198        Director of Franklin
1031 North                                 July 2003    Trustee of the Retail                       Covey (time management
Chartwell Court                                         Funds (since                                systems), BMW Bank of
Salt Lake City, UT                                      January 1993) and the                       North America, Inc.
84111-2215                                              Institutional Funds                         (industrial loan
                                                        (since July 2003);                          corporation), Escrow
                                                        member of the Utah                          Bank USA (industrial
                                                        Regional Advisory Board                     loan corporation),
                                                        of Pacific Corp.                            United Space Alliance
                                                        (utility company);                          (joint venture between
                                                        formerly Managing                           Lockheed Martin and the
                                                        Director of Summit                          Boeing Company) and
                                                        Ventures LLC (lobbying                      Nuskin Asia Pacific
                                                        and consulting firm)                        (multilevel marketing);
                                                        (2000-2004); United                         member of the boards of
                                                        States Senator (R- Utah)                    various civic and
                                                        (1974-1992) and                             charitable organizations.
                                                        Chairman, Senate Banking
                                                        Committee (1980-1986),
                                                        Mayor of Salt Lake City,
                                                        Utah (1971-1974),
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19,
                                                        1985), and Vice
                                                        Chairman, Huntsman
                                                        Corporation (chemical
                                                        company).

Wayne E. Hedien (71)         Director      Since        Retired; Director or             198        Director of The PMI
c/o Kramer Levin                           July 2003    Trustee of the Retail                       Group Inc. (private
Naftalis & Frankel LLP                                  Funds (since                                mortgage insurance);
Counsel to the                                          September 1997) and the                     Trustee and Vice
Independent Directors                                   Institutional Funds                         Chairman of The Field
1177 Avenue of the                                      (since July 2003);                          Museum of Natural
Americas                                                formerly associated with                    History; director of
New York, NY 10036                                      the Allstate Companies                      various other business
                                                        (1966-1994), most                           and charitable
                                                        recently as Chairman of                     organizations.
                                                        The Allstate Corporation
                                                        (March 1993-December 1994)
                                                        and Chairman and Chief
                                                        Executive Officer of its
                                                        wholly-owned subsidiary,
                                                        Allstate Insurance
                                                        Company (July 1989-
                                                        December 1994).

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                             POSITION(S)   LENGTH OF                                   COMPLEX               OTHER
NAME, AGE AND ADDRESS OF      HELD WITH      TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY         DIRECTORSHIPS
INDEPENDENT DIRECTOR         REGISTRANT    SERVED(1)     DURING PAST 5 YEARS(2)       DIRECTOR          HELD BY DIRECTOR
--------------------------   -----------   ---------    -------------------------   -------------   -------------------------
Dr. Manuel H. Johnson (56)   Director      Since        Senior Partner, Johnson          198        Director of NVR, Inc.
c/o Johnson Smick                          July 2003    Smick International,                        (home construction);
International, Inc.                                     Inc., a consulting firm;                    Director of KFX Energy;
888 16th Street, NW                                     Chairman of the Audit                       Director of RBS
Suite 740                                               Committee and Director                      Greenwich Capital
Washington, D.C. 20006                                  or Trustee of the Retail                    Holdings (financial
                                                        Funds (since July 1991)                     holding company).
                                                        and the Institutional
                                                        Funds (since July 2003);
                                                        Co-Chairman and a
                                                        founder of the Group of
                                                        Seven Council (G7C), an
                                                        international economic
                                                        commission; formerly
                                                        Vice Chairman of the
                                                        Board of Governors of
                                                        the Federal Reserve
                                                        System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (63)        Director      Since        President, Kearns &              199        Director of Electro Rent
c/o Kearns &                               August       Associates LLC                              Corporation (equipment
Associates LLC                             1994         (investment consulting);                    leasing), The Ford
PMB754                                                  Deputy Chairman of the                      Family Foundation and
23852 Pacific Coast                                     Audit Committee and                         the UCLA Foundation.
Highway                                                 Director or Trustee of
Malibu, CA 90265                                        the Retail Funds (since
                                                        July 2003) and the
                                                        Institutional Funds
                                                        (since August 1994);
                                                        previously Chairman of
                                                        the Audit Committee of
                                                        the Institutional Funds
                                                        (October 2001-July
                                                        2003); formerly CFO
                                                        of the J. Paul Getty
                                                        Trust.

Michael E. Nugent (69)       Director      Since        General Partner of               198
c/o Triumph Capital, L.P.                  July 2001    Triumph Capital, L.P., a
445 Park Avenue                                         private investment
New York, NY 10022                                      partnership; Chairman of
                                                        the Insurance Committee
                                                        and Director or Trustee
                                                        of the Retail Funds
                                                        (since July 1991) and
                                                        the Institutional Funds
                                                        (since July 2001);
                                                        formerly Vice President,
                                                        Bankers Trust Company
                                                        and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (73)             Director      Since        Chairman of Lumelite             199        Trustee and Director of
c/o Lumelite Plastics                      June 1992    Plastics Corporation;                       certain investment
Corporation                                             Chairman of the                             companies in the
85 Charles Colman Blvd.                                 Governance Committee and                    JPMorgan Funds complex
Pawling, NY 12564                                       Director or Trustee of                      managed by J.P. Morgan
                                                        the Retail Funds (since                     Investment Management
                                                        July 2003) and the                          Inc.
                                                        Institutional Funds
                                                        (since June 1992).


----------
(1) This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

(2) The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

MANAGEMENT DIRECTORS

     The Directors who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of December 31, 2004) and the other directorships, if any, held by the Director, are shown below.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                               POSITION(S)   LENGTH OF                                  COMPLEX              OTHER
NAME, AGE AND ADDRESS OF        HELD WITH      TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY        DIRECTORSHIPS
INDEPENDENT DIRECTOR           REGISTRANT    SERVED(3)    DURING PAST 5 YEARS(4)       DIRECTOR         HELD BY DIRECTOR
--------------------------     -----------   ---------   -------------------------   -------------   ------------------------
Charles A. Fiumefreddo (72)    Chairman of   Since       Chairman and Director or         198        None.
c/o Morgan Stanley Trust       the Board     July 2003   Trustee of the Retail
Harborside Financial Center,   and                       Funds (since July 1991)
Plaza Two,                     Director                  and the Institutional
Jersey City, NJ 07311                                    Funds (since July 2003);
                                                         formerly Chief Executive
                                                         Officer of the Retail
                                                         Funds (until
                                                         September 2002).

James F. Higgins (57)          Director      Since       Director or Trustee of           198        Director of AXA
c/o Morgan Stanley Trust                     July 2003   the Retail Funds (since                     Financial, Inc. and The
Harborside Financial Center,                             June 2000) and the                          Equitable Life Assurance
Plaza Two,                                               Institutional Funds                         Society of the United
Jersey City, NJ 07311                                    (since July 2003);                          States (financial
                                                         Senior Advisor of Morgan                    services).
                                                         Stanley (since
                                                         August 2000); Director
                                                         of Morgan Stanley
                                                         Distributors Inc. and
                                                         Dean Witter Realty Inc;
                                                         previously President and
                                                         Chief Operating Officer
                                                         of the Private Client
                                                         Group of Morgan Stanley
                                                         (May 1999-August 2000),
                                                         and President and Chief
                                                         Operating Officer of
                                                         Individual Securities of
                                                         Morgan Stanley
                                                         (February 1997-May 1999).

----------
(3) This is the date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

(4) The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.


                                  POSITION(S)
NAME, AGE AND ADDRESS OF           HELD WITH        LENGTH OF                PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER                 REGISTRANT       TIME SERVED*               DURING PAST 5 YEARS**
------------------------------    -----------    ---------------    ----------------------------------------
Ronald E. Robison (66)            President      President since    President (since September 2005) and
1221 Avenue of the Americas       and            September 2005     Principal Executive Officer of funds in
New York, NY 10020                Principal      and Principal      the Fund Complex (since May 2003);
                                  Executive      Executive          Managing Director of Morgan Stanley &
                                  Officer        Officer since      Co. Incorporated and Morgan Stanley;
                                                 July 2003          Managing Director and Director of MSIM,
                                                                    Morgan Stanley Distribution Inc. and
                                                                    Morgan Stanley Distributors Inc.;
                                                                    Managing Director, Chief Administrative
                                                                    Officer and Director of MSIA and Morgan
                                                                    Stanley Services Company Inc.; Chief
                                                                    Executive Officer and Director of Morgan
                                                                    Stanley Trust; Director of Morgan
                                                                    Stanley SICAV (since May 2004);
                                                                    President (since September 2005) and
                                                                    Principal Executive Officer (since
                                                                    May 2003) of the Van Kampen Funds;
                                                                    previously, Executive Vice President
                                                                    (July 2003-September 2005) of funds in
                                                                    the Fund Complex and the Van Kampen
                                                                    Funds. He was also previously President
                                                                    and Director of the Institutional Funds
                                                                    (March 2001-July 2003), Chief Global
                                                                    Operations Officer of MSIM and Chief
                                                                    Executive Officer and Chairman of Van
                                                                    Kampen Investor Services.

Joseph J. McAlinden (62)          Vice           Since July 2003    Managing Director and Chief Investment
1221 Avenue of the Americas       President                         Officer of MSIA and MSIM; Director of
New York, NY 10020                                                  Morgan Stanley Trust; Chief Investment
                                                                    Officer of the Van Kampen Funds; Vice
                                                                    President of the Institutional Funds
                                                                    (since July 2003) and the Retail Funds
                                                                    (since July 1995).

                                  POSITION(S)
NAME, AGE AND ADDRESS OF           HELD WITH        LENGTH OF                PRINCIPAL OCCUPATION(S)
EXECUTIVE OFFICER                 REGISTRANT       TIME SERVED*               DURING PAST 5 YEARS**
------------------------------    -----------    ---------------    ----------------------------------------
Barry Fink (50)                   Vice           Since July 2003    General Counsel (since May 2000) and
1221 Avenue of the Americas       President                         Managing Director (since December 2000)
New York, NY 10020                                                  of Morgan Stanley Investment Management;
                                                                    Managing Director (since December 2000),
                                                                    Secretary (since February 1997) and
                                                                    Director (since July 1998) of MSIA and
                                                                    Morgan Stanley Services Company Inc.;
                                                                    Assistant Secretary of Morgan Stanley DW
                                                                    Inc.; Vice President of the Retail Funds
                                                                    and Institutional Funds (since
                                                                    July 2003); Managing Director, Secretary
                                                                    and Director of Morgan Stanley
                                                                    Distributors Inc.; previously Secretary
                                                                    (February 1997-July 2003) and General
                                                                    Counsel (February 1997-April 2004) of
                                                                    the Retail Funds; Vice President and
                                                                    Assistant General Counsel of MSIA and
                                                                    Morgan Stanley Services Company Inc.
                                                                    (February 1997- December 2001).

Amy R. Doberman (43)              Vice           Since July 2004    Managing Director and General Counsel,
1221 Avenue of the Americas       President                         U.S. Investment Management; Managing
New York, NY 10020                                                  Director of MSIM and MSIA (since
                                                                    July 2004); Vice President of the Retail
                                                                    Funds and the Institutional Funds (since
                                                                    July 2004); Vice President of the Van
                                                                    Kampen Funds (since August 2004);
                                                                    previously, Managing Director and
                                                                    General Counsel--Americas, UBS Global
                                                                    Asset Management (July 2000-July 2004)
                                                                    and General Counsel, Aeltus Investment
                                                                    Management, Inc. (January 1997-July
                                                                    2000).

Carsten Otto (41)                 Chief          Since              Executive Director and U.S. Director of
1221 Avenue of the Americas       Compliance     October 2004       Compliance for Morgan Stanley Investment
New York, NY 10020                Officer                           Management (since October 2004);
                                                                    Executive Director of MSIA and MSIM;
                                                                    formerly Assistant Secretary and
                                                                    Assistant General Counsel of the Retail
                                                                    Funds.

Stefanie V. Chang (38)            Vice           Since              Executive Director of Morgan Stanley &
1221 Avenue of the Americas       President      December 1997      Co. Incorporated, MSIM and MSIA; Vice
New York, NY 10020                                                  President of the Institutional Funds
                                                                    (since December 1997) and the Retail
                                                                    Funds (since July 2003); formerly
                                                                    practiced law with the New York law firm
                                                                    of Rogers & Wells (now Clifford Chance
                                                                    US LLP).

Mary E. Mullin (38)               Secretary      Since June 1999    Executive Director of Morgan Stanley &
1221 Avenue of the Americas                                         Co. Incorporated, MSIM and MSIA;
New York, NY 10020                                                  Secretary of the Institutional Funds
                                                                    (since June 1999) and the Retail Funds
                                                                    (since July 2003); formerly practiced
                                                                    law with the New York law firms of
                                                                    McDermott, Will & Emery and Skadden,
                                                                    Arps, Slate, Meagher & Flom LLP.

James Garrett (36)                Treasurer      Treasurer since    Head of Global Fund Administration of
1221 Avenue of the Americas       and Chief      February 2002      Morgan Stanley Investment Management;
New York, NY 10020                Financial      and Chief          Executive Director of Morgan Stanley &
                                  Officer        Financial          Co. Incorporated and MSIM; Treasurer and
                                                 Officer since      Chief Financial Officer of the
                                                 July 2003          Institutional Funds; previously with
                                                                    PriceWaterhouse LLP (now
                                                                    PricewaterhouseCoopers LLP).

Michael Leary (39)                Assistant      Since              Assistant Director and Vice President of
JPMorgan Investor Services Co.    Treasurer      March 2003         Fund Administration, JPMorgan Investor
73 Tremont Street                                                   Services Co. (formerly Chase Global
Boston, MA 02108                                                    Funds Services Company); formerly Audit
                                                                    Manager at Ernst & Young LLP.

----------
 * This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is set forth in the table below.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN ALL
                                                                   REGISTERED INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY DIRECTOR IN
                                         IN THE FUND                FAMILY OF INVESTMENT COMPANIES
NAME OF DIRECTOR                  (AS OF DECEMBER 31, 2004)            (AS OF DECEMBER 31, 2004)
----------------              ---------------------------------    -------------------------------
INDEPENDENT:
Michael Bozic                               none                             over $100,000
Edwin J. Garn                               none                             over $100,000
Wayne E. Hedien                             none                             over $100,000
Dr. Manuel H. Johnson                       none                             over $100,000
Joseph J. Kearns(1)                     over $100,000                        over $100,000
Michael E. Nugent                     $50,001-$100,000                       over $100,000
Fergus Reid(1)                          over $100,000                        over $100,000

INTERESTED:
Charles A. Fiumefreddo                      none                             over $100,000
James F. Higgins                            none                             over $100,000

----------

  (1) Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.


     As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     As of November 30, 2005, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.


INDEPENDENT DIRECTORS AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors, including two Independent Directors, serve as members of the Insurance Committee, and three Directors, all of whom are Independent Directors, serve as members of the Governance Committee.

     The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution.

     The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The Fund held nine Audit Committee meetings during its fiscal year ended December 31, 2004.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being Independent Directors or individually, Independent Director). Each Independent Director is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee held two meetings during its fiscal year ended December 31, 2004.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

     There were 26 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2004. The Independent Directors of the Fund also met four times during that period, in addition to the 26 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. The Insurance Committee held six Insurance Committee meetings during the fiscal year ended December 31, 2004.

ADVANTAGES OF HAVING THE SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Directors and the funds' management believe that having the same Independent Director for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

SHAREHOLDER COMMUNICATIONS


     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


COMPENSATION OF DIRECTORS AND OFFICERS

     Each Independent Director receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.


     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).


     The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2004 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION


                                       TOTAL          NUMBER OF PORTFOLIOS IN THE
                                   COMPENSATION       FUND COMPLEX FROM WHICH THE         TOTAL COMPENSATION FROM
                                     FROM FUND      DIRECTOR RECEIVED COMPENSATION(5)       THE FUND COMPLEX(5)
                                   ------------     ---------------------------------     -----------------------
NAME OF INDEPENDENT DIRECTOR:
Michael Bozic(1)(3)                  $ 17,427                        197                        $ 178,000
Edwin J. Garn(1)(3)                  $ 17,427                        197                        $ 178,000
Wayne E. Hedien(1)(2)                $ 17,427                        197                        $ 178,000
Dr. Manuel H. Johnson(1)             $ 23,275                        197                        $ 238,000
Joseph J. Kearns(1)(4)               $ 27,625                        198                        $ 211,000
Michael E. Nugent(1)(2)              $ 20,352                        197                        $ 208,000
Fergus Reid(1)(3)                    $ 20,352                        198                        $ 213,000

NAME OF INTERESTED DIRECTOR:
Charles A. Fiumefreddo(2)            $ 35,094                        197                        $ 360,000
James F. Higgins(1)(2)               $      0                        197                        $       0


----------

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)  Includes amounts deferred at the election of the Director under the DC
     Plan.

(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.


                                      RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL BENEFITS
                                               FUND EXPENSES                UPON RETIREMENT(1)
                                      ------------------------------    -------------------------
                                           BY ALL ADOPTING FUNDS          FROM ALL ADOPTING FUNDS
                                           ---------------------          -----------------------
NAME OF INDEPENDENT DIRECTOR:
Michael Bozic                                    $ 19,437                         $ 46,871
Edwin J. Garn                                    $ 28,779                         $ 46,917
Wayne E. Hedien                                  $ 37,860                         $ 40,020
Dr. Manuel H. Johnson                            $ 19,701                         $ 68,630
Michael E. Nugent                                $ 35,471                         $ 61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

     In addition, as a result of the liquidation of one of the Adopting Funds in 2004, the Fund's Independent Directors received a lump sum benefit payment as follows:

                                                                   LUMP SUM
NAME OF INDEPENDENT DIRECTOR                                    BENEFIT PAYMENT
----------------------------                                    ---------------
Michael Bozic                                                       $ 3,639
Edwin J. Garn                                                       $ 6,935
Wayne E. Hedien                                                     $ 5,361
Dr. Manuel H. Johnson                                               $ 2,915
Michael E. Nugent                                                   $ 6,951

CODE OF ETHICS

     Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley Distribution, Inc. and each Sub-Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

     The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a pre-clearance requirement with respect to personal securities transactions.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


     The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 1221 Avenue of the Americas, New York, NY 10020. As of November 30, 2005, the Adviser, together with its affiliated asset management companies, had approximately $431 billion in assets under management with approximately $231.8 billion in institutional assets.



     The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Class A and Class B shares of the Portfolio an annual management fee, payable quarterly, equal to 0.75% of the portion of the daily net assets not exceeding $1 billion and 0.70% of the portion of the daily net assets exceeding $1 billion. The Adviser has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.00% for Class A Shares and 1.25% for Class B shares. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for the Portfolio, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     -    Generally, routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.)

     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser include in-depth research, global issuer analysis and voting recommendations. While the Adviser may review and utilize the ISS recommendations made by Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record filed with the SEC are available (i) without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

APPROVAL OF THE ADVISORY AGREEMENT


     IN APPROVING THE INVESTMENT ADVISORY AGREEMENT, THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, CONSIDERED THE FOLLOWING FACTORS:

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Portfolio's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.")

     The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Portfolio.

     PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Portfolio had no assets to invest (other than seed capital of $5 million that the Adviser will supply) and had no track record of performance, this was not a factor it needed to address at this time.

     FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES. The Board reviewed the advisory and administrative fees (together, the "management fee") proposed to be paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

     FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS. The Board considered the management fee rate proposed to be paid by the Portfolio compared to similar type funds managed by other advisers. The Board noted that the proposed management fee would be the same as that paid by other funds managed by the Adviser that invest in international equities and that the Board had previously reviewed information provided by Lipper Inc. regarding the management fee rates paid by other funds with investment strategies comparable to those of the Portfolio that are managed by other advisers and concluded that the Portfolio's proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of the Portfolio and noted that the Adviser voluntarily offered to impose a cap of 1% on Class A assets and 1.25% on Class B assets of the Portfolio and concluded that the capped expenses would result in a total expense ratio that would be competitive with other non-affiliated international funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Adviser.

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     BREAKPOINTS AND ECONOMIES OF SCALE. The Board reviewed the structure of the
Portfolio's proposed management fee schedule under the Management Agreement and noted that it included breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

     PROFITABILITY OF ADVISER AND AFFILIATES. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

     FALL-OUT BENEFITS. The Board considered so-called "fall-out benefits" that could be derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits which would be derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser will receive from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded, based on its experience with other funds managed by the Adviser, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

     SOFT DOLLAR BENEFITS. The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it will not use Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

     ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIO'S NEEDS. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

     HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser with respect to the Portfolio.

     OTHER FACTORS AND CURRENT TRENDS. The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

     GENERAL CONCLUSION. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve the Management Agreement which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.


PRINCIPAL UNDERWRITER

     Morgan Stanley Distribution, Inc., with principal offices at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc. See "Distribution of Shares."

FUND ADMINISTRATION

     The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the

Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of the Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.


SUB-ADMINISTRATOR. Under an agreement between the Adviser and J.P. Morgan Investor Services Co. ("JPMorgan"), JPMorgan, a corporate affiliate of JPMorgan Chase Bank, provides certain administrative and accounting services to the Fund. The Adviser supervises and monitors the administrative and accounting services provided by JPMorgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. JPMorgan provides operational and administrative services to investment companies with approximately $490.0 billion in assets and having approximately 129,231 shareholder accounts as of December 31, 2004. JPMorgan's business address is 73 Tremont Street, Boston, MA 02108-3913.


CUSTODIAN

     JPMorgan Chase, located at 270 Park Avenue, New York, NY 10017, acts as the Fund's custodian. JPMorgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

     In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DIVIDEND DISBURSING AND TRANSFER AGENT

     JPMorgan, P.O. Box 182913, Columbus, OH 43218-2913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Transfer Agency Agreement with the Fund.

FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

     BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     -    Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) Awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the Portfolio;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser or its affiliates, and/or (2) In Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods;

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

     -    Contribution to the business objectives of the Adviser;

     -    The dollar amount of assets managed by the portfolio manager;

     -    Market compensation survey research by independent third parties;

     -    Other qualitative factors, such as contributions to client objectives;
          and

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


INTERNATIONAL GROWTH EQUITY PORTFOLIO



     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of November 30, 2005, Johannes B. van den Berg managed one mutual fund with a total of $17.5 million in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of $7 million in assets.



     As of November 30, 2005, David Sugimoto managed one mutual fund with a total of $17.5 million in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of $7 million in assets.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of November 30, 2005, Johannes B. van den Berg and David Sugimoto did not own any securities in the Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Ernst & Young LLP, serves as the Fund's independent registered public accounting firm and will audit the annual financial statements of the Portfolio.


FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

     Morgan Stanley Distribution, Inc., a wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio under Rule 12b-1 of the 1940 Act (the "Plan"). Under the Plan, Morgan Stanley Distribution, Inc. is entitled to receive as compensation from the Portfolio a fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. The Plan is designed to compensate Morgan Stanley Distribution, Inc. for its services in connection with distributing shares of the Portfolio. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley Distribution, Inc. may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley Distribution, Inc. and the Adviser also may compensate third parties out of their own assets.


     The Plan for the Class B shares was recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto, on October 27, 2005.

REVENUE SHARING

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of shares of the Portfolio. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolio. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

     The additional payments currently made to certain affiliated entities of the Adviser or the Distributor ("Affiliated Entities") and Intermediaries include the following annual rates paid out of the Adviser's or the Distributor's own funds:


       (1) With respect to Affiliated Entities, an amount up to 0.25% of the average daily net assets of shares of the Portfolio.


       (2) With respect to Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries' accounts.

     The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries out of the Adviser's or Distributor's own funds, may provide Affiliated Entities and such Intermediaries and/or their representatives or employees with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

     MSIM, as the Portfolio's investment adviser, is responsible for decisions to buy and sell securities for the Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     On occasion, the Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     MSIM serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

     The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Adviser seeks the best execution for all portfolio transactions. The Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations.

AFFILIATED BROKERS

     Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution, Inc. (including Morgan Stanley International Limited) and Morgan Stanley DW Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution, Inc. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

BROKERAGE COMMISSIONS PAID

     Not applicable.

DIRECTED BROKERAGE.

     Not applicable.

REGULAR BROKER-DEALERS

     Not applicable.

PORTFOLIO TURNOVER

The Portfolio generally does not invest for short-term trading purposes; however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. Higher portfolio turnover (E.G., over 100%) necessarily will cause the Portfolio to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

     The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 32 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

     As set forth in the Prospectus, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                      TAXES

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolio or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

     The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY QUALIFICATION


     The Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Portfolio's foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

     The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the Income Requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The 2004 Tax Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

     In addition to the requirements described above, in order to qualify as a RIC, the Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

     If the Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICs AND SHAREHOLDERS


     The Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "2003 Tax Act"), certain income distributions paid by the Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by the Portfolio from certain United States corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, the Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.


     A dividend paid by the Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     Dividends paid to you out of the Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of the Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.


     The Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. The Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.


     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     Gains or losses on the sale of securities by the Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Portfolio.

     A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of the Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of the Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

     The Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

     The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the Internal Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

     Under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the securities during the year. To the extent that the Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

     In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

     Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

     The Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Portfolio's treatment of certain other options, futures and forward contracts entered into by the Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     When the Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

     A Section 1256 position held by the Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Portfolio. The acceleration of income on Section 1256 positions may require the Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of the Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

     It is expected that the Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of the Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except it is not expected that the Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on the Portfolio, considering that the Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

TAXES AND FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

     Under the provisions the 2004 Tax Act, dividends paid by the Portfolio to Foreign Shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Portfolio as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the Foreign Shareholder. In addition, the 2004 Tax Act provides that distributions of the Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends) will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to the rules described in the next paragraph below. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the Foreign Shareholder to file a U.S. federal income tax return. These provisions generally would apply to distributions with respect to taxable years of the Portfolio beginning after December 31, 2004 and before January 1, 2008.

     If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profits tax.

     The Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

     The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

     Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of the date of this Statement of Additional Information, no person was known by the Portfolio to own beneficially or of record 5% or more of the outstanding Class A or Class B shares of the Portfolio.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Portfolio owned by the Portfolio's officers and Directors as a group was less than 1% of the Portfolio's shares of beneficial interest outstanding.

                             PERFORMANCE INFORMATION

     The Portfolio is newly organized. As a result, it has no operating history or performance information to include.

                              FINANCIAL STATEMENTS

     No financial information is presented for the Portfolio because the Portfolio had not commenced operations as of the date of this Statement of Additional Information.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

I.   EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C--The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

III. DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows:
     MIG-1--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

IV. DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") -Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

V. EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+--very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

VI. DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+-- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1--this designation indicates the degree of safety regarding timely payment is strong.

VII. EXCERPTS FROM FITCH IBCA BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD" or "D" categories.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the
        Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession
        No. 0000912057-95-008594) on October 13, 1995.

(2)     Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (reclassifying shares) is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to Registrant's
        Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0000912057-96-010828) on May 24, 1996.

(3)     Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding new Technology Portfolio) is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to
        Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession
        No. 0000912057-96-010828) on May 24, 1996.

(4)     Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding U.S. Equity Plus Portfolio) is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to
        Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession
        No. 0001047469-98-008051) on February 27, 1998.

(5)     Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding European Real Estate and Asian Real Estate
        Portfolios) is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 00001047469-98-008051) on
        February 27, 1998.

(6)     Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding Class B shares to the Money Market Portfolio) is incorporated herein by reference to Exhibit 1(f) to Post-Effective
        Amendment No. 38 to Registrant's Registration Statement on Form N-1A
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 00001047469-98-008051) on February
        27, 1998.

(7)     Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (Active Country Allocation Portfolio name changed to Active
        International Portfolio) is incorporated herein by reference to Exhibit
        (a)(7) to Post-Effective Amendment No. 40 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0001047469-99-002378) on January 27, 1999.

(8)     Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (Active International Portfolio name changed to Active
        International Allocation Portfolio) is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and

        Exchange Commission via EDGAR (Accession No. 0001047469-99-002378) on
        January 27, 1999.

(9)     Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (changing corporate name to Morgan Stanley Dean Witter
        Institutional Fund, Inc.) is incorporated herein by reference to Exhibit
        (a)(9) to Post-Effective Amendment No. 40 to the Registrant's
        Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0001047469-99-002378) on January 27, 1999.

(10)    Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (Aggressive Equity Portfolio name changed to Focus Equity
        Portfolio and Emerging Growth Portfolio name changed to Small Company
        Growth Portfolio) is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to Registrant's Registration
        Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-00-02610) on
        May 1, 2000.

(11)    Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (changing corporate name to Morgan Stanley Institutional
        Fund, Inc., Global Equity Portfolio name changed to Global Value Equity
        Portfolio, European Equity Portfolio named changed to European Value
        Equity Portfolio and Japanese Equity Portfolio name changed to Japanese
        Value Equity Portfolio) is incorporated herein by reference to Exhibit
        (a)(11) to Post-Effective Amendment No. 45 to Registrant's Registration
        Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-01-511512) on April 30, 2001.

(12)    Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding new Global Franchise Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0000912057-01-540924) on November 26, 2001.

(13)    Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding Large Cap Relative Value Portfolio) is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No.
        50 to Registrant's Registration Statement on Form N-1A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-03-020707) on June 6, 2003.

(14) Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No.
        53 to Registrant's Registration Statement on Form N1-A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(15) Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No.
        53 to Registrant's Registration Statement on Form N1-A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(16)    Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (liquidating the Asian Equity, Asian Real Estate, European
        Value Equity, Japanese Value Equity, Latin American and Technology
        Portfolios) are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N1-A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(17)    Articles of Amendment to the Articles of Amendment and Restatement
        (Large Cap Relative Value Portfolio name changed to Large Cap Value
        Portfolio and Value Equity Portfolio name changed to Large Cap Relative
        Value Portfolio) is incorporated by reference to Exhibit (a)(17) to
        Post-Effective Amendment No. 55 to Registrant's Registration Statement
        on Form N-1A (33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(18)    Articles of Amendment to the Articles of Amendment and Restatement
        (European Real Estate Portfolio name changed to International Real Estate
        Portfolio) is incorporated by reference to Exhibit (a)(18) to Post-Effective
        Amendment No. 55 to Registrant's Registration Statement on Form N-1A
        (33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(19) Certificate of Correction to the Articles Supplementary is incorporated by reference to Exhibit (a)(19) to Post-Effective
        Amendment No. 55 to Registrant's Registration Statement on Form N-1A
        (33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(20) Certificate of Correction to the Articles Supplementary is incorporated by reference to Exhibit (a)(20) to Post-Effective
        Amendment No. 55 to Registrant's Registration Statement on Form N-1A
        (33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-024110) on October 7, 2005.

(21)    Articles of Amendment to Registrant's Articles of Amendment and
        Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio) is incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to Registrant's
        Registration Statement on Form N-1A (33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0001047469-05-024110) on October 7, 2005.

(22)    Articles Supplementary to Registrant's Articles of Amendment and
        Restatement (adding International Growth Equity Portfolio) is filed herewith.

(b) Amended and Restated By-Laws, dated July 31, 2003, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(c)(1)  Specimen Security with respect to Morgan Stanley Institutional Fund,
        Inc. Class A shares is incorporated herein by reference to Exhibit 1(a)
        (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13,
        1995 and is incorporated by reference to Exhibit 2 (Amended and Restated
        By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-01-540924), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0000912057-97-007488) on February 28, 1997.

(2)     Specimen Security with respect to Morgan Stanley Institutional Fund,
        Inc. Class B shares is incorporated herein by reference to Exhibit 1(a)
        (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to Registrant's Registration Statement
        (Registration No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0000912057-95-008594) on October 13,
        1995 and is incorporated by reference to Exhibit 2 (Amended and Restated
        By-Laws), as amended to date to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-01-540924), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0000912057-97-007488) on February 28, 1997.

(d)(1)  Amended and Restated Investment Advisory Agreement between the
        Registrant and Morgan Stanley Investment Management Inc., is incorporated herein by reference to Exhibit (d)(1) to Post-Effective
        Amendment No. 54 to Registrant's Registration Statement on Form N-1A
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0001047469-05-018132) on
        June 27, 2005.

(2)     Sub-Advisory Agreement between Morgan Stanley Investment Management Inc.
        and Morgan Stanley Investment Advisors Inc. (formerly Morgan Stanley
        Dean Witter Investment Advisors Inc.) (with respect to the Money Market and Municipal Money Market Portfolios) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to
        Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession
        No. 0000912057-00-020610) on May 1, 2000.

(3)     Sub-Advisory Agreement between Morgan Stanley Investment Management Inc.
        and Morgan Stanley Investment Management Limited (relating to the Global
        Value Equity Portfolio, International Equity Portfolio, International
        Magnum Portfolio, International Small Cap Portfolio, European Value
        Equity Portfolio and Global Franchise Portfolio) is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 52 to
        Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession
        No. 0000912057-04-000455) on April 30, 2004.

(4)     Sub-Advisory Agreement between Morgan Stanley Investment Management Inc.
        and Morgan Stanley Investment Management Company (relating to the
        International Magnum Portfolio) is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 52 to Registrant's
        Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0000912057-04-000455) on April 30, 2004.

(5)     Sub-Advisory Agreement between Morgan Stanley Investment Management Inc.
        and Morgan Stanley Asset & Investment Trust Management Co., Limited
        (relating to the Japanese Value Equity Portfolio and International
        Magnum Portfolio) is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 52 to Registrant's Registration
        Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-04-000455) on April 30, 2004.

(6) Supplement to Amended and Restated Investment Advisory Agreement is filed herewith.

(e)(1)  Amended and Restated Distribution Agreement, between Registrant and
        Morgan Stanley & Co. Incorporated, is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 49 to Registrant's
        Registration Statement on Form N-1A (File. No. 33-23166) as filed with the Securities and Exchange Commission via EDGAR (Accession No.
        0001047469-03-014676) on April 25, 2003.

(2)     Form of Distribution Agreement, between Registrant and Morgan Stanley
        Distribution, Inc. is incorporated herein by reference to Exhibit
        (e)(2) to Post-Effective Amendment No. 53 to Registrant's Registration
        Statement on Form N1-A (Registration No. 33-23166), as filed with the
        Securities and Exchange Commission via EDGAR (Accession No.
        0001047469-05-012373) on April 29, 2005.

(f)     Not applicable.

(g)(1)  Mutual Fund Domestic Custody Agreement between Registrant and J.P.
        Morgan Investor Services Co. (formerly United States Trust Company), is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment
        No. 25 to Registrant's Registration Statement on Form N-1A (File No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0000912057-95-005830) on August 1, 1995.

(2) Amendment to the Custody Fee Schedule effective October 1, 2002, is incorporated herein by reference to Exhibit (g)(2) to Post-Effective
        Amendment No. 49 to Registrant's Registration Statement on Form N-1A
        (File. No. 33-23166) as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0001047469-03-014676) on April 25,
        2003.

(3) Form of Amendment to Mutual Fund Domestic Custody Agreement is filed herewith.

(4)     International Custody Agreement between Registrant and J.P. Morgan
        Investor Services Co. (formerly Morgan Stanley Trust Company), is incorporated herein by reference to Exhibit 8(b) to Post-Effective
        Amendment No. 25 to Registrant's Registration Statement on Form N-1A
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0000912057-95-005830) on August 1,
        1995.

(5)     Amendment to International Custody Agreement between Registrant and J.P.
        Morgan Investor Services Co. (formerly Morgan Stanley Trust Company), is incorporated herein by reference to Exhibit 8(c) to Post-Effective
        Amendment No. 30 to Registrant's Registration Statement on Form N-1A
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0000912057-96-010828) on May 24,
        1996.

(6)     Amendment to International Custody Agreement between Registrant and J.P.
        Morgan Investor Services Co. (formerly The Chase Manhattan Bank), is incorporated herein by reference to Exhibit (g)(4) to Post-Effective
        Amendment No. 43 to Registrant's Registration Statement on Form N-1A
        (File No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0000912057-00-02610) on May 1, 2000.

(h)(1)  Amended and Restated Administration Agreement between the Registrant and
        Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective
        Amendment No. 52 to Registrant's Registration Statement on Form N-1A
        (Registration No. 33-23166), as filed with the Securities and Exchange
        Commission via EDGAR (Accession No. 0001047469-05-003242) on
        February 11, 2005.

(2)     Amended and Restated Sub-Administration Agreement between Morgan Stanley
        Investment Management Inc. and J.P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit
        (h)(2) to Post-Effective Amendment No. 52 to Registrant's Registration
        Statement on Form N-1A (Registration No. 33-23166), as filed with the
        Securities and Exchange Commission via EDGAR (Accession
        No. 0001047469-05-003242) on February 11, 2005.

(3)     Transfer Agency Agreement between the Registrant and J. P. Morgan
        Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

(i)(1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 53 to
        Registrant's Registration Statement on Form N1-A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(2) Opinion and Consent of Clifford Chance US LLP is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 53 to
        Registrant's Registration Statement on Form N1-A (Registration No.
        33-23166), as filed with the Securities and Exchange Commission via
        EDGAR (Accession No. 0001047469-05-012373) on April 29, 2005.

(3)     Opinion and Consent of Clifford Chance US LLP (with respect to the
        International Growth Equity Portfolio) is filed herewith.

(4) Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity Portfolio) is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)     Not applicable.

(l) Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000912057-95-005830) on
        August 1,1995.

(m)     Form of 12b-1 Distribution Plan with respect to the Class B shares (the "Class B
        Plan") is filed herewith.

(n)     Not applicable.

(o)     Multi-Class 18f-3 Plan is filed herewith.

(p)(1)  Code of Ethics for the Fund is filed herewith.

(2)     Code of Ethics for Morgan Stanley Investment Management, dated December
        31, 2004, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (Registration No. 33-23166), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001047469-05-003242) on February 11, 2005.

Other   Powers of Attorney is filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

        Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

        None.

ITEM 25. INDEMNIFICATION

        State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

        Reference is made to Article Seven of the Registrant's Articles of Incorporation which is incorporated by reference herein:

        Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to paragraph 7 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

     Pursuant to paragraph 6 of the Registrant's Administration Agreement, the Administrator has no liability for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the gross negligence or willful misconduct. The Registrant agrees to indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties under the Agreement or such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of its investment advisers, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct. Further, the Agreement does not protect the Administrator, its directors, officers and/or employees against liability to the Registrant or its shareholders to which it might otherwise be subject by reason of any fraud, willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

     Pursuant to section 5 of the Registrant's Distribution Agreement, the Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus, but only in the event that a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and except in the case of the Distributor's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

        (a) Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

        Morgan Stanley Investment Management Inc. provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT                            OTHER SUBSTANTIAL BUSINESS,
MANAGEMENT INC.                                      PROFESSION OR VOCATION
--------------------------------------------------   --------------------------------------------------------------------------
Ronald E. Robison                                    President (since September 2005) and Principal Executive Officer of the
Managing Director and Director                       funds in the Fund Complex (since May 2003); Managing Director of Morgan
                                                     Stanley & Co. Incorporated and Morgan Stanley; Managing Director, Chief
                                                     Administrative Officer and Director of Morgan Stanley Investment Advisors
                                                     Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and
                                                     Director of Morgan Stanley Trust; Managing Director and Director of Morgan
                                                     Stanley Distributors Inc.; President (since September 2005) and Principal
                                                     Executive Officer of the Institutional Funds (since July 2003) and the Retail
                                                     Funds (since April 2003); Director of Morgan Stanley SICAV (since May 2004);
                                                     previously Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds, President and Director of the
                                                     Institutional Funds (March 2001 - July 2003), Chief Global Operations Officer
                                                     of Morgan Stanley Investment Management Inc. and Chief Executive Officer and
                                                     Chairman of Van Kampen Investor Services.

Joseph J. McAlinden                                  Managing Director and Chief Investment Officer of Morgan Stanley
Managing Director and Chief Investment Officer       Investment Advisers Inc.; Chief Investment Officer of the Van-Kampen
                                                     Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Rajesh K. Gupta                                      Managing Director and Chief Administrative Officer - Investments of
Managing Director and Chief Administrative           Morgan Stanley Investment Advisers Inc.
Officer-Investments

P. Dominic Caldecott                                 Managing Director of Morgan Stanley Investment Advisors Inc. and
Managing Director                                    Morgan Stanley Investment Management Limited; Vice President and
                                                     Investment Manager of Morgan Stanley & Co. International.

Barry Fink                                           Managing Director (since December 2000), Secretary (since February
General Counsel and Managing Director                1997) and Director (since July 1998) of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley Services Company Inc.; Assistant
                                                     Secretary of Morgan Stanley DW Inc.; Vice President of the Retail
                                                     Funds and Institutional Funds (since July 2003); Managing Director,
                                                     Secretary and Director of Morgan Stanley Distributors Inc.; previously
                                                     Secretary (February 1997 - July 2003) and General Counsel (February
                                                     1997 - April 2004) of the Retail Funds; Vice President and Assistant
                                                     General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. (February 1997 - December 2001).

Carsten Otto                                         Executive Director of Morgan Stanley Investment Advisors Inc.;
Executive Director and U.S. Director of Compliance   formerly Assistant Secretary and Assistant General Counsel of the
                                                     Retail Funds.

Alexander C. Frank                                   Global Treasurer of Morgan Stanley.
Managing Director and Treasurer

     In addition, the Investment Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

     Morgan Stanley Distribution, Inc. acts as distributor for The Universal Institutional Funds, Inc., Morgan Stanley Institutional Fund Trust and Morgan Stanley Institutional Liquidity Funds, each a registered open-end management investment company.

     (b) Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 27.

     The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428.


                        POSITION AND OFFICES WITH                         POSITIONS AND
NAME AND PRINCIPAL      MORGAN STANLEY                                    OFFICES WITH THE
BUSINESS ADDRESS*       DISTRIBUTION, INC.                                FUND
----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Robison       Managing Director and Director                    President and Principal Executive Officer
Kenneth Costiglia       Director                                          N/A
Michael Kiley           Director, Chairman, Chief Executive Officer
                         and President                                    N/A
Stefanie Chang Yu       Executive Director and Assistant Secretary        Vice President
Brian Drummond          Vice President and Client Account Manager         N/A
Winston McLaughlin      Vice President and Chief Compliance Officer       N/A
Gina Germane            Vice President and Chief AML Officer              N/A
Bud Rein                Vice President                                    N/A
Bruce R. Sandberg       Vice President                                    N/A
Eric J. Marmoll         Vice President                                    N/A
Kevin Perry             Treasurer                                         N/A
David R. Breck          Assistant Secretary                               N/A
Mary Ann Fappiano       Assistant Treasurer                               N/A
Laurence Murphy         Assistant Treasurer                               N/A
Justin Caulfield        Assistant Treasurer                               N/A


(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is NOT an affiliated person of the Fund or any affiliated person of an affiliated person:

Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

     J.P. Morgan Investor Services Co., Registrant's transfer agent and dividend disbursing agent, P.O. Box 2798, Boston, Massachusetts, 02208-2798, maintains physical possession of each such account, book or other document of the Fund.

     In particular, with respect to the records required by Rule 31a-1(b)(1), J.P. Morgan Investor Services Co. maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and also maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

     In addition, Morgan Stanley Investment Management Inc., Registrant's investment adviser and administrator, 1221 Avenue of the Americas, New York, New York 10020, maintains possession of the Fund's corporate organizational records, in addition to certain other records required by Rule 31a-1(b).

ITEM 29. MANAGEMENT SERVICES

     Provide a summary of the substantive provisions of any management-related service contract not discussed in part A or part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund's last three fiscal years.

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

     Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 56 to Registration Statement No. 811-05624 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of December, 2005.

                                 MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                 By:   /s/ Ronald E. Robison
                                       --------------------------------
                                       Ronald E. Robison
                                       President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 56 has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURES                               TITLE                     DATE
                 ----------                               -----                     ----
(1) Principal Executive Officer               President and Principal
                                              Executive Officer

By: /s/ Ronald E. Robison                                                    December 20, 2005
    ---------------------------
    Ronald E. Robison

(2) Principal Financial Officer               Treasurer and
                                              Chief Financial Officer

By: /s/ James Garrett                                                        December 20, 2005
    ---------------------------
    James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Michael Bozic             Joseph J. Kearns
Edwin J. Garn             Michael E. Nugent
Wayne E. Hedien           Fergus Reid
Dr. Manuel H. Johnson

By: /s/ Carl Frischling                                                      December 20, 2005
    ---------------------------
    Carl Frischling
    Attorney-In-Fact for the
    Independent Directors

MANAGEMENT DIRECTORS
Charles A. Fiumefreddo (Chairman)
James F. Higgins

By: /s/ Barry Fink                                                           December 20, 2005
    ---------------------------
    Barry Fink
    Attorney-In-Fact for the
    Management Directors

                                  EXHIBIT INDEX

(a)(22)   Articles Supplementary to Registrant's Articles of Amendment and Restatement (adding International Growth Equity
          Portfolio).

(d)(6)    Supplement to Amended and Restated Investment Advisory Agreement.

(g)(3)    Form of Amendment to the Mutual Fund Domestic Custody Agreement.

(i)(3)    Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Equity Portfolio).

(i)(4)    Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity
          Portfolio).

(j)       Consent of Independent Registered Public Accounting Firm.

(m)       Form of 12b-1 Distribution Plan with respect to the Class B Shares.

(o)       Multi-Class 18f-3 Plan.

(p)(1)    Code of Ethics for the Fund.

(q)       Powers of Attorney.